UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 10, 2023

STRATTEC SECURITY CORPORATION
(Exact name of registrant as specified in charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-25150	39-1804239
(Commission File Number)	(I.R.S. Employer I.D. Number)

3333 West Good Hope Road
Milwaukee, WI	53209
(Address of Principal Executive Offices)	(Zip Code)

(414) 247-3333
(Registrant's telephone number; including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $.01 par value	STRT	The Nasdaq Global Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting (the "Annual Meeting") of Shareholders of STRATTEC SECURITY CORPORATION (the "Company") was held on October 10, 2023.  A total of 4,068,412 shares of the Company's Common Stock, par value $0.01 per share, were eligible and entitled to vote at the Annual Meeting and a total of 3,258,687 shares of the Company's Common Stock were represented at the Annual Meeting (or 82.10% of the eligible shares).  The matters voted on at the Annual Meeting were as follows:

1.	Proposal 1: Election of Directors:

The following individuals, each of whom was nominated for election to the Board of Directors by the Company, was elected by the shareholders at the Annual Meeting for a term of three years expiring at the 2026 Annual Meeting of shareholders.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
David R. Zimmer	3,129,780	121,240	7,667	0
Bruce M. Lisman	3,179,853	71,540	7,294	0
F. Jack Liebau, Jr.	3,227,252	24,291	7,144	0

The nomination of each of the above listed directors was made by the Board of Directors of the Company. Mr. Zimmer was completing a three year term as a member of the Board of Directors at the date of the Annual Meeting and each of Mr. Lisman and Mr. Liebau were first nominated for appointment to the Board, following recommendation from a Company shareholder, in connection with the 2023 Annual Meeting.

The terms of the following directors continued after the Annual Meeting: Harold M. Stratton II (until the 2024 Annual Meeting of Shareholders); Thomas W. Florsheim, Jr. (until the 2024 Annual Meeting of Shareholders); Tina Chang (until the 2025 Annual Meeting of Shareholders); and Frank J. Krejci (until the 2025 Annual Meeting of Shareholders).

2.	Proposal 2: Advisory (non-binding) vote on the executive compensation awarded to the Company's named executive officers:

The shareholders voted at the Annual Meeting in favor of the compensation of the Company's named executive officers as disclosed in the Proxy Statement for the Annual Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,009,106	93,165	156,416	0

3.	Proposal 3: Advisory (non-binding) vote on the frequency of future advisory votes on the executive compensation of the Company's named executive officers:

The shareholders voted to recommend that the Company include an advisory vote on the compensation of the Company's named executive officers pursuant to the rules of the Securities and Exchange Commission (the "Commission") every year.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
2,874,933	10,651	222,087	151,016	0

In accordance with the shareholder voting results, in which every "One Year" received the highest number of votes cast on the frequency proposal, and the Board of Directors' recommendation in the Proxy Statement for the Annual Meeting, future shareholder non-binding advisory votes on executive compensation will continue to occur every one year.  Accordingly, the next shareholder non-binding advisory vote on executive compensation will be held at the Company's 2024 Annual Meeting of Shareholders.  The next required shareholder non-binding advisory vote regarding the frequency interval will be held in six years at the Company's 2029 Annual Meeting of Shareholders.

4.	Proposal 4: Approval of an amendment to the Amended and Restated STRATTEC SECURITY CORPORATION Stock Incentive Plan:

The shareholders voted at the Annual Meeting in favor of the approval of the amendment to the Amended and Restated STRATTEC SECURITY CORPORATION Stock Incentive Plan as disclosed in the Proxy Statement for the Annual Meeting to increase the number of shares of Common Stock available for issuance to plan participants by 250,000.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,419,361	89,035	750,291	0

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

104 – Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATTEC SECURITY CORPORATION
Date: October 11, 2023
	By:	/s/ Dennis Bowe
Dennis Bowe, Vice President and CFO